Taxes on Income - Deferred Taxes Included in Balance Sheets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Assets:
Current deferred income taxes	$ 8,213	$ 8,094
Non-current deferred income taxes	13,067	15,130
Total	21,280	23,224
Liability-
Non-current deferred income taxes	20,185	2,406
Total - Net	$ 1,095	$ 20,818